Exhibit 10.15

2004 Stock Incentive Plan

CallWave, Inc.

April 27, 2004

2004 STOCK INCENTIVE PLAN

THIS 2004 STOCK INCENTIVE PLAN is made and adopted by CALLWAVE, INC., a Delaware corporation, effective as of April 27, 2004, for the purposes of enabling the Company to grant stock options to its employees and others providing services to the Company.

SECTION 1.    DEFINITIONS. For purposes of this Plan, the term:

1.1 “ADMINISTRATOR” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 8 of the Plan.

1.2 “ANNUAL INCREASE” shall have the meaning ascribed thereto in Section 3.1(b), below.

1.3 “APPLICABLE LAWS” means the federal and state laws relating to the administration of stock option plans.

1.4 “BOARD” means the Board of Directors of the Company.

1.5 “CODE” means the Internal Revenue Code of 1986, as amended from time to time.

1.6 “COMMITTEE” means such Committee of the Board of Directors as the Board may constitute and appoint from time to time to administer the Plan, pursuant to Section 8.1, below.

1.7 “COMMON STOCK” means shares of the common capital stock of the Company.

1.8 “COMPANY” means CALLWAVE, INC., a Delaware corporation. In addition, in the context of matters other than the securities covered by this Plan, references to the “Company” shall mean and include CallWave, Inc., a Delaware corporation, and its Parent and Subsidiaries.

1.9 “DISABILITY” means total and permanent disability as defined in Section 22(e)(3) of the Code.

1.10 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

1.11 “EXERCISE PRICE” means the amount due pursuant to Section 5.2(c), below, for the purchase of shares of Common Stock upon the exercise of Options granted hereunder.

1.12 “FAIR MARKET VALUE” means, as of any date:

(a) If the Stock is then listed on a national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, or by such recognized securities dealer, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion.

(b) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined in good faith by the Board.

(c) Notwithstanding the foregoing, the Fair Market Value of a share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the Company’s initial public offering of the Stock.

1.13    “HOLDER” means each individual to whom an Incentive Option or a Nonqualified Option is granted, or to whom shares of Restricted Stock are issued, under this Plan.

1.14    “INCENTIVE OPTIONS” means “incentive stock options,” as defined in Section 422 of the Code.

1.15    “NONQUALIFIED OPTIONS” means all options granted under this Plan to acquire stock of the Company, its Parent, or any of its Subsidiaries, other than Incentive Options.

1.16    “OPTION” shall mean each Incentive Option and Nonqualified Option permitted to be granted under this Plan.

1.17    “OPTION SHARES” shall mean the number of shares for which an Option is granted under this Plan.

1.18    “PARENT” means a corporation as defined in Section 424(e) of the Code.

1.19    “PLAN” means this 2004 Stock Incentive Plan of the Company, as amended from time to time.

1.20    “REPORTING PERSON” means a person who is required to file reports under Section 16(a) of the Exchange Act.

1.21    “RESTRICTED STOCK” means shares of Common Stock which are issued by the Company pursuant to Section 7.1, below.

1.22    “RESTRICTED STOCKHOLDER” means the Holder to whom shares of Restricted Stock are issued pursuant to this Plan.

1.23    “RESTRICTED STOCK AGREEMENT” means an agreement executed by a Restricted Stockholder and the Company as contemplated by Section 7.

1.24    “RULE 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

1.25    “SECTION 16(b)” means Section 16(b) of the Exchange Act.

1.26    “SUBSIDIARY” means each corporation as defined in Section 424(f) of the Code.

SECTION 2.    PURPOSE. This Plan is intended to provide incentives to enable officers and employees of the Company, its Parent, and its Subsidiaries, and for other individuals providing services to or acting as directors of the Company, its Parent, or its Subsidiaries, to acquire or increase a proprietary interest in the Company, its Parent, or its Subsidiaries, and their success. The Company intends that this purpose shall be effected by the granting of Incentive Options and Nonqualified Options, and the issuance of shares of Restricted Stock, under the Plan.

SECTION 3.     STOCK

3.1    SHARES SUBJECT TO PLAN.

(a) INITIAL RESERVATION. The Company hereby reserves and sets aside for the granting of Options and the issuance of Restricted Stock under the Plan one million seven hundred thousand (1,700,000) shares of Common Stock, subject to adjustment as provided in Section 9, below.

(b) ANNUAL INCREASE. Such number of shares shall be increased on July 1, 2005 and each July 1 thereafter until and including July 1, 2014, by the smallest of (a) five percent (50%) of the number of shares of Stock issued and outstanding on the immediately preceding June 30, (b) one million two hundred thousand (1,200,000) shares, or (c) such lesser number of shares determined by the Board, and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof (the “Annual Increase”).

(c) LIMIT ON RESTRICTED STOCK. In no event shall more than one-third (1/3rd) of the shares reserved hereunder be issued as Restricted Stock pursuant to this Plan.

3.2    DEEMED TIMING OF GRANTS. Each Option granted and share of Restricted Stock issued hereunder shall be deemed to be granted or issued as of the end of the day on which granted or issued.

3.3    LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding Option expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such Option automatically shall be deemed to be restored to the Plan and again shall be available for the granting of other Options and issuance of shares of Restricted Stock under the Plan.

3.4    UNVESTED SHARES OF RESTRICTED STOCK REPURCHASED BY COMPANY. Whenever any unvested shares of Restricted Stock are repurchased by the Company, such repurchased shares automatically shall be deemed to be restored to the Plan and again shall be available for the granting of other Options or issuance of shares of Restricted Stock under the Plan.

SECTION 4.    ELIGIBILITY

4.1    ELIGIBLE OPTIONEES. Incentive Options may be granted only to employees of the Company, including members of the Board or the board of directors of the Parent or any Subsidiary who are also employees of the Company. Nonqualified Options may be granted to officers or other employees of the Company, to members of the Board or the board of directors of the Parent or any Subsidiary whether or not employees of the Company, and to other individuals providing services to the Company.

4.2    LIMITATIONS ON INCENTIVE OPTIONS. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary (a “greater-than-10% stockholder”), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the Fair Market Value of the Common Stock at the time such Incentive Option is granted, and (ii) such Incentive Option shall not be exercisable to any extent after the expiration of five (5) years from the date on which it is granted. The aggregate Fair Market Value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or any Parent or Subsidiary) shall not exceed $100,000. Any Option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.

SECTION 5.    TERMS OF OPTIONS

5.1 OPTIONS TO BE GRANTED. Options granted under the Plan may be either Incentive Options or Nonqualified Options.

5.2 MANDATORY TERMS. Each Option agreement shall contain such provisions as the Administrator from time to time determines to be appropriate. Option agreements need not be identical, but each Option agreement by appropriate language shall include the substance of all of the following provisions.

(a) EXPIRATION. Notwithstanding any other provision of the Plan or of any Option agreement to the contrary, each Option shall expire on the date specified in the Option agreement, which date shall not be later than the tenth anniversary of the date on which the Option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

(b) EXERCISE; VESTING. Each Option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Administrator. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

(c) EXERCISE PRICE. The Exercise Price per share of the Common Stock under each Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date the Option is granted (110% of the Fair Market Value in the case of a greater-than-10% stockholder). The Exercise Price per share under Nonqualified Options shall be specified by the Administrator at the time the Option is granted, and may be less than, equal to or greater than the Fair Market Value of the shares of Common Stock on the date such Nonqualified Option is granted.

(d) TRANSFERABILITY OF OPTIONS. Options granted under the Plan and the rights and privileges conferred thereby may be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) either (i) by will or by applicable laws of descent and distribution, or (ii) with the prior written consent of the Administrator. Upon any attempt to so transfer, assign, or otherwise dispose of any Option under the Plan (or any right or privilege conferred hereby), contrary to the provisions of the Plan, such Option shall thereupon terminate and become null and void.

(e) TERMINATION OF OPTION.

(i) DATE OF TERMINATION. Except as otherwise expressly provided in the terms and conditions of the Option granted to an Optionee, Options granted hereunder shall terminate on the earliest to occur of:

(1) the date of expiration thereof;

(2) if the Holder is employed by, providing consulting services to or acting as a non-employee Director of the Company and such employment, services or director status is terminated by the Company for “Cause”, as hereinafter defined, on the earlier of the date of expiration of the term of the Option or thirty (30) days after the date of such termination; or

(3) if the Holder is employed by, providing consulting services to or acting as a non-employee Director of the Company and such employment, services or director status is terminated for any reason other than death, permanent disability or for Cause as aforesaid, on the earlier of the date of expiration of the term of the Option or three (3) months following the date of such termination.

(ii) EMPLOYMENT TERMS. Until the date on which the Option so expires or terminates, the Holder may exercise that portion of the Option which is exercisable at the time of termination of such relationship. An employment relationship between the Company and the Holder shall be deemed to exist during any period during which the Holder is employed by the Company. Whether an authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Holder shall be determined by the Administrator at the time thereof, provided that, with respect to the Holder of any Option that is issued hereunder as an Incentive Option, the employment of the Holder with the Company shall be deemed to terminate on the date specified in the Code with respect to holders of Incentive Options.

(iii) CAUSE. For purposes of this Section 5.2(e), the term “Cause” shall mean (A) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (B) the commission by the Holder of any crime involving fraud, theft, or embezzlement in connection with the Holder’s employment with the Company, (C) any act or omission to act by the Holder which may have a material and adverse effect on the Company’s business or on the Optionee’s ability to perform services for the Company, including, without limitation, the conviction of, or please of guilty or nolocontendere to, a crime that is a felony in the jurisdiction in which committed, (D) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or any affiliate of the Company, or (E) any other act or omission constituting “Cause” for termination of Holder’s employment or engagement by the Company under any employment or other service agreement between such Holder and the Company.

(iv) DEATH OR DISABILITY. Notwithstanding anything in this Plan or any Option agreement to the contrary, in the event of the death or permanent disability of any Holder while in an employment or other relationship with the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or one hundred eighty (180) days following the date of such death or disability. After the death or disability of the Optionee, his executor, representative, Administrator or any person or persons to whom his Option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option to the extent the Holder was entitled to exercise such Option as of the date of his death or disability.

5.3 RIGHTS OF OPTIONEES. No Holder shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until (i) the Option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Holder shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock, subject to any agreements entered into by the Holder in connection with the exercise of the Option and acquisition of the shares.

5.4 CERTAIN OPTIONAL TERMS. The Administrator may in its discretion provide, upon the grant of any Option hereunder, that the Option Shares issuable upon exercise of the Option shall be subject to the terms of a repurchase agreement including any commercially reasonable terms, such as, without limitation, that the Company shall have the right from time to time to repurchase all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined in such a manner as is determined by the Administrator at the time the Option for the shares subject to repurchase was granted. The Administrator may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an Option granted hereunder. In the event the Administrator shall grant Options subject to the Company’s repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such Option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6.    METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

6.1 MEANS OF EXERCISE. Any Option granted under the Plan may be exercised by the Holder in such manner, and by delivering to the Company such instruments, documents, and other items, as the Administrator may specify from time to time.

6.2 PAYMENT OF EXERCISE PRICE. The Exercise Price shall be paid, with the approval of the Administrator, as follows:

(a) in cash, certified or bank check or postal money order payable to the order of the Company for an amount of the Exercise Price of such shares;

(b) the delivery of shares of Common Stock owned by the Optionee and with a Fair Market Value on the date of delivery equal to the applicable Exercise Price of the Option, provided that the Company may not accept from any Holder under this Section 6.2(b) any shares of Company capital stock that were issued to such Holder under this Plan or any other option plan or employee stock purchase plan sponsored by the Company, unless such Holder has held such shares for at least six (6) months as of the date on which they are delivered to the Company;

(c) the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of exercise of the Option equal to the applicable Exercise Price of the Option;

(d) the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator (provided that in no event shall the Company accept as consideration hereunder any promissory note from a Holder to whom the Company is precluded by law from making any loan, including but not limited to any Holder who is an officer or director of the Company);

(e) any combination of the foregoing types of consideration; and

(f) any other method permitted by law.

In the case of a promissory note, the Administrator may prescribe the form of such note and the security to be given for such note. The Option may not be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

6.3 DELIVERY OF CERTIFICATE. Promptly after receipt of such written notification and payment, the Company shall deliver to the Holder or other appropriate person certificates for the number of shares with respect to which such Option has been exercised, issued in the Optionee’s name.

SECTION 7.    AWARD OF RESTRICTED STOCK

7.1 AWARD OF RESTRICTED STOCK. The Administrator may award Restricted Stock to such employees of, consultants to, and directors of the Company as the Administrator may select from time to time.

7.2 PURCHASE PRICE. The Purchase Price per share of the Restricted Stock shall be specified by Administrator at the time the Option is granted, and may be less than, equal to or greater.

7.3 EXERCISE; VESTING. The Restricted Stock issued to any Holder may be fully vested on issuance or may vest at such times as designated by the Administrator.

7.4 RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with this Plan.

7.5 RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the Restricted Stockholder or to the escrow holder pursuant to Section 7.10, below, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions (other than stock dividends, which shall be paid to the escrow holder for the benefit of the Restricted Stockholder) paid or made with respect to the Restricted Stock.

7.6 RESTRICTION ON TRANSFER. Notwithstanding anything in this Plan or any Restricted Stock Agreement to the contrary, no Restricted Stockholder may sell or otherwise transfer, whether or not for value, any of the Restricted Stock prior to the date on which the Restricted Stockholder is vested therein and all other applicable restrictions have terminated or expired.

7.7 ADDITIONAL RESTRICTIONS. All shares of Restricted Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Restricted Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Restricted Stock and restrictions based on duration of employment with or services to the Company, Company performance and individual performance; provided that the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. The restrictions, if any, imposed by the Administrator or the Board under this Section 7 need not be identical for all shares of Restricted Stock and the imposition of any restrictions with respect to any Restricted Stock shall not require the imposition of the same or any other restrictions with respect to any other Restricted Stock.

7.8 REPURCHASE OF UNVESTED RESTRICTED STOCK. Each Restricted Stock Agreement shall provide that the Company shall have the right to repurchase the unvested Restricted Stock upon a termination of employment, termination of directorship or termination of a consulting arrangement, as applicable, at such cash price per share at such price as the Administrator may determine to be appropriate.

7.9 RIGHT OF FIRST REFUSAL. In the discretion of the Administrator, the Restricted Stock Agreement may provide that the Company shall have a right of first refusal with respect to the Restricted Stock and a right to repurchase the vested Restricted Stock upon a termination of the Restricted Stockholder’s employment with the Company, consulting arrangement with the Company, service on the Company’s Board, or such other events as the Administrator may deem appropriate.

7.10 ESCROW. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed on the Restricted Stock expire or have been removed.

7.11 LEGEND. The Administrator shall cause a legend or legends to be placed on certificates representing shares of Restricted Stock that are subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

SECTION 8.    ADMINISTRATION

8.1 APPOINTMENT AND PROCEEDINGS OF ADMINISTRATOR. The Plan shall be administered by the Board or a Committee designated by the Board and consisting of at least two members of the Board, which committee shall be constituted to satisfy Applicable Laws, including any requirements under Section 16(b) and Rule 16b-3. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

8.2 POWERS OF ADMINISTRATOR.

(a) POWERS. Subject to the provisions of this Plan, the Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to:

(i) grant Options conditionally or unconditionally;

(ii) issue Restricted Stock conditionally or unconditionally;

(iii) prescribe the form or forms of the instruments evidencing Options granted and the Restricted Stock Agreements under this Plan;

(iv) interpret the Plan;

(v) provide regulations for the operation of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan;

(vi) delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Administrator may establish;

(vii) delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan’s purpose;

(viii) engage the services of persons or organizations in furtherance of the Plan’s purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

(ix) determine the number of shares subject to each Option;

(x) the time or times at which Options shall be granted;

(xi) the Exercise Price for the shares subject to each Option;

(xii) the time or times when each Option shall become exercisable, the conditions under which exercise may be accelerated, and the duration of the exercise period;

(xiii) the price at which Restricted Stock shall be issued;

(xiv) whether, and at what price and on what terms, to re-price outstanding Options or to effect an exchange of outstanding Options for new Options or other consideration; and

(xv) the time or times at which a Holder’s interest in Restricted Stock shall vest.

(b) INTERPRETATIONS. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted or Restricted Stock Agreement entered into hereunder and the exercise of any power delegated to the Administrator hereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Restricted Stock Agreement entered into hereunder.

SECTION 9.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

9.1 NO EFFECT OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. The existence of outstanding Options or shares of Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of its capital stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. Subject to any required action by the stockholders of the Company, in the event of any change in the Company’s capital stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, the Annual Increase, each Option, the Option exercise price of outstanding Options, and the repurchase price of any outstanding shares of Restricted Stock, in order to prevent dilution or enlargement of Holders’ rights under the Plan. For purposes of the foregoing, the conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Option exercise price be decreased to an amount less than the par value, if any, of the Stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

9.3 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that any outstanding Option or Restricted Stock has not been previously exercised or become vested, the Option or Restricted Stock shall terminate and the Company shall have the right to repurchase the unvested Restricted Stock immediately prior to the consummation of such proposed action. The Administrator may, in its sole discretion, (a) declare that any Option shall terminate as of a date fixed by the Administrator and may give each holder of an outstanding Option the right to exercise the Option as to all or any part of the shares covered by the Option, including shares as to which the Option would not otherwise be exercisable, and (b) waive any vesting restrictions otherwise applicable to the Restricted Stock. Any declaration or waiver made by the Administrator under this Section 9.4 shall be effective with respect to any Holder only if it is made in writing and written notice thereof is delivered to the Holder.

9.4 MERGER OR ASSET SALE.

(a) CHANGE OF CONTROL. For purposes of this Plan:

(i) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (a) the direct or indirect sale or exchange in a single transaction or a series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (b) a merger or consolidation in which the Company is a party; (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (d) a liquidation or dissolution of the Company.

(ii) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 9.4(a)(i)(B), the surviving corporation, or a Transaction described in Section 9.4(a)(i)(C), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(b) TREATMENT OF OPTIONS AND SHARES OF RESTRICTED STOCK. In the event of a Change in Control of the Company, all outstanding Options shall terminate to the extent unexercised, and the Company shall have the right to repurchase all then-unvested shares of Restricted Stock unless the successor corporation or a parent or subsidiary of the successor corporation assumes such Options and Restricted Stock or an equivalent option or stock right is substituted therefor by the successor corporation or a parent or subsidiary of the successor corporation.

(i) In the event that the successor corporation refuses to assume or substitute for the Options or Restricted Stock rights, (i) the holder of an Option shall have the right to exercise the Option as to all of the shares covered by the Option, including shares as to which it would not otherwise be exercisable, and (ii) any restrictions applicable to the Restricted Stock shall be waived. If an Option is exercisable in lieu of assumption or substitution by the successor corporation, the Administrator shall notify the Holder of such event and the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the unexercised portion of the Option shall terminate upon the expiration of such period.

(ii) For the purposes of this Section 9.4 the Option or Restricted Stock shall be considered assumed if, following the merger or sale of assets, the Option or Restricted Stock confers the right to purchase or receive the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Restricted Stock to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

9.5 DETERMINATION OF ADJUSTMENTS. Adjustments under this Section 9 shall be determined by the Administrator and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

9.6 NO ADJUSTMENT IN CERTAIN CASES. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

SECTION 10.    NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS. Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock Options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Options or Restricted Stock under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option and Restricted Stock Agreements, as to (i) the persons to receive Options and Restricted Stock under the Plan, (ii) the terms and provisions of Options and Restricted Stock, and (iii) the exercise by the Administrator of its discretion in respect of the exercise of Options and vesting of Restricted Stock pursuant to the terms of the Plan.

SECTION 11.    GOVERNMENT REGULATIONS AND WITHHOLDING

11.1 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to sell and deliver shares of Common Stock with respect to Options granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Administrator. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of Option Shares or Restricted Stock to comply with any law or regulation of any governmental authority.

11.2 WITHHOLDING. Whenever under the Plan shares are to be delivered upon exercise of an Option or the award of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Holder remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. If the Company permits exercise of an Option or the issuance of Restricted Stock and thereafter discovers that withholding taxes are due from the Holder in an amount in excess of the amount theretofore deposited with the Company by such Holder, then the Company shall be entitled to withhold all stock certificates for the shares underlying such Option and Restricted Stock until such Holder deposits such amount with the Company.

SECTION 12.    MISCELLANEOUS

12.1 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be fully performed in the State of Delaware

12.2 AMENDMENT AND TERMINATION OF THE PLAN.

(a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute) or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company.

12.3 NO ASSURANCES OF EMPLOYMENT. Neither the adoption of this Plan, the granting of any Option or the award of any Restricted Stock, nor the execution of an Option or Restricted Stock Agreement with any Holder is intended or shall be construed as either (a) conferring on any individual any right to remain employed by, continue to consult with, or be a director of the Company, its Parent or any Subsidiary for any specified term, or (b) limiting in any way the right, power and authority of the Company, its Parent or any Subsidiary to terminate the employment or other service engagement of such person or the status of such person as a director at any time either with or without cause.

12.4 DISCLAIMER. Nothing in this Plan or any Agreement entered into with respect to any Option or Restricted Stock, nor any action taken by the Company, the Administrator, or any member, officer, director or employee of either the Company or the Administrator, shall be, or shall be deemed to be, legal or tax advice to any Holder with respect to any matter, including, but not limited to, the application of, or the Holder’s compliance with, any of the provisions of Section 16(b), Rule 16b-3 or any other Rule promulgated under Section 16(b). Each Holder shall be responsible for obtaining such legal and tax advice as the Holder deems necessary in connection with their acceptance and exercise of any Option or Restricted Stock granted or awarded under this Plan.

12.5 SHAREHOLDER APPROVAL AND TERM OF PLAN. The term of this Plan shall begin as April 27, 2004, and unless sooner terminated by the Board in its sole and absolute discretion, the Plan shall expire on March 31, 2014. No Option or Restricted Stock may be granted or issued under the Plan after March 31, 2014. The Plan shall be submitted for approval by the shareholders of the Company, which approval must occur on or prior to April 27, 2005. In the event such shareholder approval is not obtained on or before April 27, 2005, this Plan shall continue in full force and effect but shall permit the grant of only Nonqualified

Options and any Incentive Options granted on or before April 27, 2005, shall remain outstanding, but automatically shall be deemed to be Nonqualified Stock Options.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the undersigned has executed this 2004 Stock Incentive Plan, effective as of the date set forth above.

CALLWAVE, INC., a Delaware corporation

By:
David F. Hofstatter, Chief Executive Officer

By
David Trandal, Secretary